Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended August 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(17,135,391)
Unrealized Gain (Loss) on Market Value of Futures	8,566,154
Dividend Income	49,919
Interest Income	950,707
ETF Transaction Fees	3,150
Total Income (Loss)	$(7,565,461)

Expenses
Management Fees	$413,846
Professional Fees	59,675
Brokerage Commissions	15,644
Non-interested Directors' Fees and Expenses	5,638
Prepaid Insurance Expense	2,813
Total Expenses	$497,616
Net Income (Loss)	$(8,063,077)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/18	$647,438,117
Withdrawals (1,100,000 Shares)	(45,773,706)
Net Income (Loss)	(8,063,077)

Net Asset Value End of Month	$593,601,334
Net Asset Value Per Share (14,250,000 Shares)	$41.66

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended August 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(135,088)
Unrealized Gain (Loss) on Market Value of Futures	(606,638)
Dividend Income	1,787
Interest Income	17,197
ETF Transaction Fees	350
Total Income (Loss)	$(722,392)

Expenses
Management Fees	$6,547
Professional Fees	5,842
Brokerage Commissions	121
Non-interested Directors' Fees and Expenses	110
Prepaid Insurance Expense	70
Total Expenses	12,690
Expense Waiver	(4,633)
Net Expenses	$8,057
Net Income (Loss)	$(730,449)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/18	$12,502,844
Withdrawals (100,000 Shares)	(1,727,474)
Net Income (Loss)	(730,449)

Net Asset Value End of Month	$10,044,921
Net Asset Value Per Share (600,000 Shares)	$16.74

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Agriculture Index Fund
Monthly Account Statement
For the Month Ended August 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(26,608)
Realized Trading Gain (Loss) on Short-Term Investments	(278)
Realized Trading Gain (Loss) on Foreign Currency Transactions	24
Unrealized Gain (Loss) on Market Value of Futures	(44,943)
Unrealized Gain (Loss) on Foreign Currency Translations	(36)
Dividend Income	1,007
Interest Income	1,286
Total Income (Loss)	$(69,548)

Expenses
Management Fees	$893
Professional Fees	2,742
Brokerage Commissions	70
Non-interested Directors' Fees and Expenses	15
Prepaid Insurance Expense	112
Total Expenses	3,832
Expense Waiver	(2,768)
Net Expenses	$1,064
Net Income (Loss)	$(70,612)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/18	$1,653,494
Net Income (Loss)	(70,612)

Net Asset Value End of Month	$1,582,882
Net Asset Value Per Share (100,000 Shares)	$15.83

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended August 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(17,297,087)
Realized Trading Gain (Loss) on Short-Term Investments	(278)
Realized Trading Gain (Loss) on Foreign Currency Transactions	24
Unrealized Gain (Loss) on Market Value of Futures	7,914,573
Unrealized Gain (Loss) on Foreign Currency Translations	(36)
Dividend Income	52,713
Interest Income	969,190
ETF Transaction Fees	3,500
Total Income (Loss)	$(8,357,401)

Expenses
Management Fees	$421,286
Professional Fees	68,259
Brokerage Commissions	15,835
Non-interested Directors' Fees and Expenses	5,763
Prepaid Insurance Expense	2,995
Total Expenses	514,138
Expense Waiver	(7,401)
Net Expenses	$506,737
Net Income (Loss)	$(8,864,138)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/18	$661,594,455
Withdrawals (1,200,000 Shares)	(47,501,180)
Net Income (Loss)	(8,864,138)

Net Asset Value End of Month	$605,229,137

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612